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                                                                  Exhibit 10.18

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                                AMENDMENT NO. 1
                                      TO

                              CREDIT AGREEMENT
                            DATED APRIL 29, 1998
                               PROVIDING FOR A

                               US$25,000,000
                         REVOLVING CREDIT FACILITY
                             MADE AVAILABLE TO

                            CHILES OFFSHORE LLC

                               Arranged By

                            NEDSHIP BANK N.V.

                                  AND

                          MEESPIERSON CAPITAL CORP.

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                               December 9, 1999

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                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

              THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is made as of the 9th day of December, 1999 by and among (i) CHILES OFFSHORE LLC, a limited liability company organized under the laws of the State of Delaware (the "Borrower"), (ii) NEDSHIP BANK N.V. ("Nedship") and MEESPIERSON CAPITAL CORP. ("MeesPierson"), as co-arrangers (in such capacity the "Arrangers"), (iii) the banks and financial institutions whose names and addresses are set out in Schedule 1 to the Credit Agreement (together with any assignee pursuant to Section 10 of the Credit Agreement (the "Lenders", and each a "Lender"), (iv) Nedship, as documentation agent (in such capacity the "Documentation Agent") and security trustee (in such capacity the "Security Trustee") for the Lenders and (v) MeesPierson, as administrative and paying agent (in such capacity and any successor thereto appointed pursuant to Section 15.12 of the Credit Agreement ("Administrative Agent", and together with the Documentation Agent, the "Agents") for the Lenders, and amends and is supplemental to the Credit Agreement dated April 29, 1998 (the "Credit Agreement") made by and among (1) the Borrower, (2) the Lenders, (3) the Arrangers and (4) the Agents.

                                WITNESSETH THAT:

              WHEREAS, pursuant to the Credit Agreement, the Lenders made available to the Borrower a credit facility in the maximum principal amount of U.S.$25,000,000 (the "Original Credit Facility") the proceeds of which were utilized as provided therein;

              WHEREAS, as a condition precedent to the Lenders making the Original Credit Facility available to the Borrower, Chiles Columbus LLC, a limited liability company organized under the laws of the State of Delaware ("Chiles Columbus"), and Chiles Magellan LLC, a limited liability company organized under the laws of the State of Delaware ("Chiles Magellan," and together with Chiles Columbus, the "Guarantors" and each a "Guarantor," and the Guarantors together with the Borrower, the "Subject Companies" and each a "Subject Company"), entered into the Guaranty dated May 28, 1999 (the "Guaranty") in favor of the Security Trustee;

              WHEREAS, the Borrower has requested, and the Lenders have agreed, subject to the terms and conditions herein contained, (a) to increase the Original Credit Facility by U.S.$15,000,000 (the "Additional Credit Facility Amount") to U.S.$40,000,000 (the "Credit Facility") and (b) to extend the Maturity Date (as defined in the Credit Agreement) of the Credit Facility by two years, to December 31, 2006.

              NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, it is hereby agreed as follows:

              1. DEFINITIONS. Unless otherwise defined herein, words and expressions defined in the Credit Agreement shall bear the same meanings when used herein.


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               2. REPRESENTATIONS AND WARRANTIES.  The Borrower hereby
reaffirms, as of the date hereof, each and every representation and warranty made thereby in the Credit Agreement, the Note and the Security Documents (updated MUTATIS MUTANDIS).

               3. NO DEFAULTS. The Borrower hereby represents and warrants that as of the date hereof there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

               4. PERFORMANCE OF COVENANTS. The Borrower hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Credit Agreement and the Security Documents to which it is a party, on its part to be performed, and covenants and undertakes to continue to duly perform and observe such covenants and undertakings, as amended hereby, so long as the Credit Agreement shall remain in effect.

               5. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended and supplemented as follows:

                    (a)  Section 1.1 is amended as follows

                         (i) in the definition of "Credit Facility," the words "Twenty-Five Million Dollars ($25,000,000)" shall be deleted and replaced with the words "Forty Million Dollars ($40,000,000)";

                         (ii) in the definition of "Margin", the figure "1.25%" shall be deleted and replaced with the figure "1.375%";

                         (iii) in the definition of "Maturity Date," the year "2004" shall be deleted and replaced with the year "2006";

                         (iv)    immediately after the definition of
                                 "Required Percentage" insert the following definition:

                                 "Scheduled Reduction Dates" means each of the dates falling at quarterly intervals beginning on March 31, 2003 and ending on December 31, 2006;

                         (v)     immediately after the definiton of
                                 "Security Party(ies)" insert the following definition:

                                 "Senior Notes"  means the $110,000,000
                                 aggregate principal amount of 10% Senior
                                 Notes due 2008 issued by the borrower
                                 pursuant to the Indenture;

                    (b) Section 4.2 is amended by adding the following sub-section (e) at the end thereof:

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                        "(e) if, after giving PRO FORMA effect to the Advance
                        proposed to be drawn down, the Credit Facility
                        Balance exceeds Twenty Five Million Dollars
                        ($25,000,000), the Administrative Agent shall have received evidence satisfactory to it that not less than Fifteen Million Dollars ($15,000,000) in principal amount of the Senior Notes have been converted into equity securities of the Borrower on such terms and conditions as are reasonably satisfactory to the Agents."

                   (c) Section 5 is amended by adding the following sub-section 5.5 at the end thereof:

                        "5.5 SCHEDULED REDUCTIONS OF THE CREDIT FACILITY. The Credit Facility shall be reduced on each of the first eight Scheduled Reduction Dates by One Million Eight Hundred Seventy Five Thousand Dollars ($1,875,000), and on each of the succeeding eight Scheduled Reduction Dates by Three Million One Hundred Twenty Five Thousand Dollars ($3,125,000). On each Scheduled Reduction Date, each Lender's Commitment shall be reduced by an amount equal to (i) the ratio of such Lender's Commitment to the aggregate of the Commitments on such date, multiplied by (ii) the amount by which the total Credit Facility is to be so reduced on such date. On each Scheduled Reduction Date the Borrower shall, if necessary, prepay the Credit Facility in the amount required so that the Credit Facility Balance shall not exceed the aggregate of the Commitments as reduced pursuant to this Section 5.5."

                   (d) Section 9.3 is amended by replacing the words "one hundred thirty percent (130%) of the Credit Facility Balance" in the fourth and fifth lines with the words "two hundred percent (200%) of the Credit Facility."

              6. NO OTHER AMENDMENT. All other terms and conditions of the Credit Agreement shall remain in full force and effect and the Credit Agreement shall be read and construed as if the terms of this Agreement were included therein by way of addition or substitution, as the case may be.

              7. CONDITIONS. The effectiveness of this Amendment is subject to the following terms and conditions:

              (a) the Agents shall have received the following documents in form and substance satisfactory to the Agents and their legal advisers:

              (i) copies, certified as true and complete by an officer of each of the Subject Companies, of the resolutions of the Management Committee of such Subject Company evidencing approval of this Amendment and authorizing


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              an appropriate officer or officers or attorney-in-fact or
              attorneys-in-fact to execute the same on behalf of such Subject Company, or other evidence of such approvals and authorizations as shall be acceptable to the Agents and their legal advisers;

       (ii) copies, certified as true and complete by an officer of the Subject Companies or other party acceptable to the Agents and their legal advisers, of all documents evidencing any other necessary action (including actions by such parties thereto other than such Subject Company as may be required by the Agents), approvals or consents with respect to this Amendment;

       (iii) copies, certified as true and complete by an officer of each of the respective Subject Company of the certificate of formation of and operating agreement (or equivalent instruments) thereof;

       (iv) certificate of the Secretary of the Borrower certifying that it legally and beneficially owns, directly or indirectly, all of the issued and outstanding membership interests of each of the other Subject Companies and that such membership interests are free and clear of any liens, claims, pledges or other encumbrances whatsoever;

       (v) certificate of the Secretary of each Subject Company (other than the Borrower) certifying as to the record ownership of all of its issued and outstanding membership interests or a certificate certifying that there have been no changes in the constitutional documents of such Subject Company;

       (vi)   an incumbency certificate of each Subject Company;

       (vii) certificates of the jurisdiction of formation of each Subject Company as to the good standing thereof;

       (viii) legal opinions addressed to the Agents from (i) Gardere Wynne Sewell & Riggs, L.L.P., counsel for the Subject Companies, and
              (ii) Seward & Kissel L.L.P., special counsel to the Agents, in each case in such form as the Arrangers may require, as well as such other legal opinions as the Arrangers shall have required as to all or any matters under the laws of the United States of America, the State of Delaware, the State of New York, the State of Texas and the Republic of Panama covering the representations and conditions which are the subjects of Sections 2 and 4.1 of the Credit Agreement.

       (b) The Borrower shall have executed an amended and restated promissory note to the order of the Administrative Agent evidencing the increased amount of the Credit Facility;


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              (c) Each Guarantor shall have executed the Consent and
Reaffirmation Agreement annexed hereto and an amendment to the first preferred naval Panamanian mortgages on Unit owned thereby substantially in the form of Exhibit B hereto and such Amendment shall have been duly provisionally registered in accordance with Panamanian law; and

              (d) The Administrative Agent shall have received evidence satisfactory to the Arrangers and to their legal advisor that, save for the liens created by the Mortgages and the Assignments, there are no liens, charges or encumberances of any kind whatsoever on any of the Units or on their respective earnings except as permitted hereby or by any of the Security Documents; and

              (e) The Borrower shall have paid to the Agents a fee equal to .50% of the Additional Credit Facility, such fee to be divided evenly between the Agents and payable upon signing of this Amendment.

              8. UNDERTAKING. Within ninety (90) days of the date of provisional registration of the amended mortgages under Panamanian Flag, the Borrower shall cause the same to be permanently registered and recorded under such flag and deliver to the Administrative Agent a favorable opinion, in form and substance satisfactory to the Arrangers, of Panamanian counsel satisfactory to the Arrangers with respect thereto; and

              9. OTHER DOCUMENTS. By the execution and delivery of this Amendment, the Borrower hereby consents and agrees that all references in the Note and the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as further amended by this Amendment.

              10. FEES AND EXPENSES. The Borrower agrees to pay promptly all costs and expenses (including reasonable legal fees) of the Agents and any Lender in connection with the preparation and execution of this Amendment.

              11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              12. COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement.

              13. HEADINGS; AMENDMENT. In this Amendment, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Amendment. This agreement cannot be amended other than by written agreement signed by the parties hereto.

                         [Signature Page Follows]


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              IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized representative on the day and year first above written.

                                       CHILES OFFSHORE LLC

                                       By [ILLEGIBLE]
                                          ----------------------------------
                                          Name:
                                          Title:



                                       NEDSHIP BANK N.V.,
                                         Arranger, Documentation Agent,
                                         Security Trustee and Lender

                                       By  /s/ Lawrence Rutkowski
                                          ----------------------------------
                                          Name: LAWRENCE RUTKOWSKI
                                          Title: ATTORNEY-IN-FACT


                                       MEESPIERSON CAPITAL CORP.,
                                         Arranger, Administrative Agent and
                                         Lender


                                       By  /s/ Lawrence Rutkowski
                                          ----------------------------------
                                          Name: LAWRENCE RUTKOWSKI
                                          Title: ATTORNEY-IN-FACT


                                       By  /s/ Margaret R. Smith
                                          ----------------------------------
                                          Name: MARGARET R. SMITH
                                          Title: ATTORNEY-IN-FACT


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